Exhibit 99.3

Union Bankshares Corporation	Admission Ticket

IMPORTANT SPECIAL MEETING INFORMATION	Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on October 25, 2017.

Vote by Internet

•   Go to www.envisonreports.com/UBSH

•   Or scan the QR code with your smartphone.

•   Follow the steps outlined on the secure website.

Vote by telephone

•     Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone.

•     Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain

1. Proposal to approve the Agreement and Plan of Reorganization, dated as of May 19, 2017, between Union Bankshares Corporation (“Union”) and Xenith Bankshares, Inc. (“Xenith”), including the related Plan of Merger, pursuant to which Xenith will merge with and into Union.	☐	☐	☐

2. Proposal to adjourn the meeting, if necessary and appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve Proposal 1.	☐	☐	☐

3. In their discretion, the proxy agents are authorized to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Meeting Attendance
	Mark the box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — this section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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2017 Special Meeting Admission Ticket

Special Meeting of Shareholders of

Union Bankshares Corporation

October 26, 2017 at 9:00 a.m.

The Hotel Roanoke & Conference Center

110 Shenandoah Avenue

Roanoke, Virginia 24016

Upon arrival, please present this admission ticket and photo identification at the registration desk.

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 26, 2017

THE PROXY STATEMENT IS AVAILABLE AT:

www.envisonreports.com/UBSH

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

REVOCABLE PROXY — Union Bankshares Corporation

Special Meeting of Shareholders to be held October 26, 2017

This proxy is solicited by the Board of Directors of Union Bankshares Corporation.

John C. Asbury and Rachael R. Lape, or either of them (each, a “Proxy”), with full power to act alone, the true and lawful attorneys-in-fact of the signing shareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which such shareholder would possess if personally present at the Special Meeting of Shareholders of Union Bankshares Corporation to be held on October 26, 2017 or at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder on the accompanying proxy. If no such directions are indicated, the Proxies will have the authority to vote FOR Proposal 1 to approve the Agreement and Plan of Reorganization and related Plan of Merger, pursuant to which Xenith will merge into Union and FOR Proposal 2 to adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve Proposal 1.

The Proxies, in their discretion, are further authorized to transact such other business as may properly come before the Special Meeting of Shareholders and at any adjournments or postponements thereof.

(Items to be voted appear on reverse side.)

Union Bankshares Corporation IMPORTANT SPECIAL MEETING INFORMATION
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on October 25, 2017.

Vote by Internet

•	Go to www.envisonreports.com/UBSH

•	Or scan the QR code with your smartphone.

•	Follow the steps outlined on the secure website.

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone.

•	Follow the instructions provided by the recorded message.

Special Meeting ESOP Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1 and 2.

	For	Against	Abstain

1. Proposal to approve the Agreement and Plan of Reorganization, dated as of May 19, 2017, between Union Bankshares Corporation (“Union”) and Xenith Bankshares, Inc. (“Xenith”), including the related Plan of Merger, pursuant to which Xenith will merge with and into Union.	☐	☐	☐

2. Proposal to adjourn the meeting, if necessary and appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve Proposal 1.	☐	☐	☐

3. In their discretion, the proxy agents are authorized to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

B	Non-Voting Items

Change of Address — Please print your new address below.	Meeting Attendance
	Mark the box to the right if you plan to attend the Special Meeting.	☐

C	Authorized Signatures — this section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign your name(s) exactly as shown imprinted hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2017 Special Meeting Admission Ticket

Special Meeting of Shareholders of

Union Bankshares Corporation

October 26, 2017 at 9:00 a.m.

The Hotel Roanoke & Conference Center

110 Shenandoah Avenue

Roanoke, Virginia 24016

Upon arrival, please present this admission ticket and photo identification at the registration desk.

IMPORTANT SPECIAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 26, 2017

THE PROXY STATEMENT IS AVAILABLE AT:

www.envisonreports.com/UBSH

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Special Meeting ESOP Voting Card and Vote Authorization

Special Meeting of Shareholders to be held October 26, 2017

This proxy is solicited by the Board of Directors of Union Bankshares Corporation.

John C. Asbury and Rachael R. Lape, or either of them (each, a “Proxy”), with full power to act alone, the true and lawful attorneys-in-fact of the signing shareholder, each with the power of substitution, are hereby authorized to represent and vote the shares of such shareholder, with all the powers which such shareholder would possess if personally present at the Special Meeting of Shareholders of Union Bankshares Corporation to be held on October 26, 2017 or at any adjournments or postponements thereof.

Shares represented by this proxy will be voted as directed by the shareholder on the accompanying proxy. If no such directions are indicated, the Proxies will have the authority to vote FOR Proposal 1 to approve the Agreement and Plan of Reorganization and related Plan of Merger, pursuant to which Xenith will merge into Union and FOR Proposal 2 to adjourn the meeting, if necessary or appropriate, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve Proposal 1.

The Proxies, in their discretion, are further authorized to transact such other business as may properly come before the Special Meeting of Shareholders and at any adjournments or postponements thereof.

(Items to be voted appear on reverse side.)